                       DELAWARE GROUP TAX-FREE FUND, INC.

                            TAX-FREE USA FUND SERIES

                       INVESTMENT MANAGEMENT AGREEMENT

          AGREEMENT, made by and between DELAWARE GROUP TAX-FREE FUND, INC. (the "Fund"), a Maryland corporation, for the TAX-FREE USA FUND SERIES (the "Series"), and DELAWARE MANAGEMENT COMPANY, INC. (the "Investment Manager"), a Delaware corporation.


                              W I T N E S S E T H:


                                        WHEREAS, the Fund has been organized
and operates as an investment company registered under the Investment Company Act of 1940 and engages in the business of investing and reinvesting its assets in securities; and
                                        WHEREAS, the Investment Manager is a
registered Investment Adviser under the Investment Advisers Act of 1940 and engages in the business of providing investment management services; and

                                        WHEREAS, the indirect parent company of
the Investment Manager completed on the date of this Agreement a merger transaction which resulted in a change of control of the Investment Manager and an automatic termination of the previous Investment Management Agreement for the Series dated as of the 29th day of June, 1988; and

                                        WHEREAS, the Board of Directors of the
Fund and shareholders of the Series have determined to enter into a new Investment Management Agreement with the Investment Manager to be effective as of the date hereof.

          NOW, THEREFORE, in consideration of the mutual covenants herein contained, and each of the parties hereto intending to be legally bound, it is agreed as follows:

                                        1.  The Fund hereby employs the
Investment Manager to manage the investment and reinvestment of the Series' assets and to administer its affairs, subject to the direction of the Board of Directors and officers of the Fund for the period and on the terms hereinafter set forth. The Investment Manager hereby accepts such employment and agrees during such period to render the services and assume the obligations herein set forth for the compensation herein provided. The Investment Manager shall, for all purposes herein, be deemed to be an independent contractor, and shall, unless otherwise expressly provided and authorized, have no authority to act for or represent the Fund in any way, or in any way be deemed an agent of the Fund. The Investment Manager shall regularly make decisions as to what securities to purchase and sell on behalf of the Series, shall effect the purchase and sale of investments in furtherance of the Series' objectives and policies and shall furnish the Board of Directors of the Fund with such information and reports regarding the Series' investments as the Investment Manager deems appropriate or as the Directors of the Fund may reasonably request.

                                        2.  The Fund shall conduct its own
business and affairs and shall bear the expenses and salaries necessary and incidental thereto including, but not in limitation of the foregoing, the costs incurred in: the maintenance of its corporate existence; the maintenance of its own books, records and procedures; dealing with its own shareholders; the payment of dividends; transfer of stock, including issuance, redemption and repurchase of shares; preparation of share certificates; reports and notices to shareholders; calling and holding of shareholders' meetings; miscellaneous office expenses; brokerage commissions; custodian fees; legal and accounting fees; and taxes. The Fund shall bear all of its own organizational costs.

                                        Directors, officers and employees of
the Investment Manager may be directors, officers and employees of the funds of which Delaware Management Company, Inc. is Investment Manager. Directors, officers and employees of the Investment Manager who are directors, officers and/or employees of the funds shall not receive any compensation from the funds for acting in such dual capacity.

                                        In the conduct of the respective
businesses of the parties hereto and in the performance of this Agreement, the Fund and Investment Manager may share facilities common to each, with appropriate proration of expenses between them, except that all executive salaries and executive expenses and office rent of the Fund shall be paid by the Investment Manager.

                                        3. (a)  The Fund shall place and
execute its own orders for the purchase and sale of portfolio securities with broker/dealers. Subject to the primary objective of obtaining the best available prices and execution, the Fund will place orders for the purchase and sale of portfolio securities with such broker/dealers selected from among those designated from time to time by the Investment Manager, who provide statistical, factual and financial information and services to the Fund, to the Investment Manager, or to any other fund for which the Investment Manager provides investment advisory services and/or with broker/dealers who sell shares of the Fund or who sell shares of any other fund for which the Investment Manager provides investment advisory services. Broker/dealers, who sell shares of the funds of which Delaware Management Company, Inc. is Investment Manager, shall only receive orders for the purchase or sale of portfolio securities to the extent that the placing of such orders is in compliance with the Rules of the Securities and Exchange Commission and the National Association of Securities Dealers, Inc.

                                        (b)  Notwithstanding the provisions of
subparagraph (a) above and subject to such policies and procedures as may be adopted by the Board of Directors and officers of the Fund, the Investment Manager may ask the Fund, and the Fund may agree, to pay a member of an exchange, broker or dealer an amount of commission for effecting a securities transaction in excess of the amount of commission another member of an exchange, broker or dealer would have charged for effecting that transaction, in such instances where it, and the Investment Manager, have determined in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such member, broker or dealer, viewed in terms of either that particular transaction or the Investment Manager's overall responsibilities with respect to the Fund and to other funds for which the Investment Manager exercises investment discretion.

                                        4.  As compensation for the services to
be rendered to the Fund by the Investment Manager under the provisions of this Agreement, the Fund shall pay to the Investment Manager monthly from the Series' assets a fee based on the daily average net assets of the Series during the month. Such fee shall be calculated in accordance with the following schedule, less the Series' proportionate part of all fees paid to members of the Board of Directors of the Fund during the same period based on the number of publicly offered series of the Fund.


Monthly Rate            Equivalent Annual Rate      Average Daily Net Assets
------------            ----------------------      ------------------------
 6/120 of 1%                  .600%                 on the first $500,000,000
 5.75/120 of 1%               .575%                 on the next $250,000,000
 5.5/120 of 1%                .550%                 on assets over $750,000,000

                                  If this Agreement is terminated prior to the
end of any calendar month, the management fee shall be prorated for the portion of any month in which this Agreement is in effect according to the proportion which the number of calendar days during which the Agreement is in effect bears to the number of calendar days in the month, and shall be payable within 10 days after the date of termination.

                                  5.       The services to be rendered by the
Investment Manager to the Fund under the provisions of this Agreement are not to be deemed to be exclusive, and the Investment Manager shall be free to render similar or different services to others so long as its ability to render the services provided for in this Agreement shall not be impaired thereby.

                                  6.       The Investment Manager, its
directors, officers, employees, agents and shareholders may engage in other businesses, may render investment advisory services to other investment companies, or to any other corporation, association, firm or individual, and may render underwriting services to the Fund or to any other investment company, corporation, association, firm or individual.

                                  7.       In the absence of willful
misfeasance, bad faith, gross negligence, or a reckless disregard of the performance of duties of the Investment Manager to the Fund, the Investment Manager shall not be subject to liabilities to the Fund or to any shareholder of the Fund for any action or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security, or otherwise.

                                  8.       This Agreement shall be executed and
become effective as of the date written below if approved by the vote of a majority of the outstanding voting securities of the Fund. It shall continue in effect for a period of two years from such date and may be renewed thereafter only so long as such renewal and continuance is specifically approved at least annually by the Board of Directors or by vote of a majority of the outstanding voting securities of the Series and only if the terms and the renewal hereof have been approved by the vote of a majority of the Directors of the Fund who are not parties hereto or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval. No amendment to this Agreement shall be effective unless the terms thereof have been approved by the vote of a majority of the outstanding voting securities of the Series and by the vote of a majority of Directors of the Fund who are not parties to the Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval.

Notwithstanding the foregoing, this Agreement may be terminated by the Fund at any time, without the payment of a penalty, on sixty days' written notice to the Investment Manager of the Fund's intention to do so, pursuant to action by the Board of Directors of the Fund or pursuant to vote of a majority of the outstanding voting securities of the Series. The Investment Manager may terminate this Agreement at any time, without the payment of penalty on sixty days' written notice to the Fund of its intention to do so. Upon termination of this Agreement, the obligations of all the parties hereunder shall cease and terminate as of the date of such termination, except for any obligation to respond for a breach of this Agreement committed prior to such termination, and except for the obligation of the Fund to pay to the Investment Manager the fee provided in Paragraph 4 hereof, prorated to the date of termination. This Agreement shall automatically terminate in the event of its assignment.

                                   9.      This Agreement shall extend to and
bind the heirs, executors, administrators and successors of the parties hereto.

                                  10.      For the purposes of this Agreement,
the terms "vote of a majority of the outstanding voting securities"; "interested persons"; and "assignment" shall have the meanings defined in the Investment Company Act of 1940.

                                  IN WITNESS WHEREOF, the parties hereto have
executed this Agreement by having it signed by their duly authorized officers as of the 3rd day of April, 1995.

                        DELAWARE GROUP TAX-FREE FUND, INC.
                        for the TAX-FREE USA FUND SERIES


Attest:  /s/Eric E. Miller          By:  /s/Brian F. Wruble
         --------------                  ------------------
         Eric E. Miller                  Brian F. Wruble


                       DELAWARE MANAGEMENT COMPANY, INC.

Attest: /s/Richelle S. Maestro     By: /s/Wayne A. Stork
        ----------------------         -----------------
        Richelle S. Maestro            Wayne A. Stork

                       DELAWARE GROUP TAX-FREE FUND, INC.

                                 INSURED SERIES

                        INVESTMENT MANAGEMENT AGREEMENT

                                  AGREEMENT, made by and between DELAWARE
GROUP TAX-FREE FUND, INC., a Maryland corporation (the "Fund"), for the INSURED SERIES (the "Series") and DELAWARE MANAGEMENT COMPANY, INC., a Delaware corporation (the "Investment Manager").


                              W I T N E S S E T H:


                                  WHEREAS, the Fund has been organized and
operates as an investment company registered under the Investment Company Act of 1940 and engages in the business of investing and reinvesting its assets in securities; and

                                  WHEREAS, the Investment Manager is a
registered Investment Adviser under the Investment Advisers Act of 1940 and engages in the business of providing investment management services; and

                                  WHEREAS, the indirect parent company of the
Investment Manager completed on the date of this Agreement a merger transaction which resulted in a change of control of the Investment Manager and an automatic termination of the previous Investment Management Agreement for the Series dated as of the 29th day of June, 1988; and

                                  WHEREAS, the Board of Directors of the Fund
and shareholders of the Series have determined to enter into a new

Investment Management Agreement with the Investment Manager to be effective as of the date hereof.

                                  NOW, THEREFORE, in consideration of the
mutual covenants herein contained, and each of the parties hereto intending to be legally bound hereby, it is agreed as follows:

                                  1.  The Fund hereby employs the Investment
Manager to manage the investment and reinvestment of Series' assets and to administer its affairs, subject to the direction of the Board of Directors and officers of the Fund for the period and on the terms hereinafter set forth. The Investment Manager hereby accepts such employment and agrees during such period to render the services and assume the obligations herein set forth for the compensation herein provided. The Investment Manager shall, for all purposes herein, be deemed to be an independent contractor, shall not in any way be deemed an agent of the Fund, and shall, unless otherwise expressly provided and authorized, have no authority to act for or represent the Fund in any way. The Investment Manager shall regularly make decisions as to what securities to purchase and sell on behalf of the Series, shall effect the purchase and sale of investments in furtherance of the Series' objectives and policies and shall furnish the Board of Directors of the Fund with such information and reports regarding the Series' investments as the Investment Manager deems appropriate or as the Directors of the Fund may reasonably request.

                                  2.  The Fund shall conduct its own
business and affairs and shall bear the expenses and salaries necessary and incidental thereto including, but not in limitation of the foregoing, the costs incurred in: the maintenance of its corporate existence; the maintenance of its own books, records and procedures; dealing with its own shareholders; the payment of dividends; transfer of stock; issue, sale, redemption and repurchases of shares, including costs and fees of federal and state registrations; preparation of share certificates; reports and notices to shareholders; calling and holding of shareholders' meetings; miscellaneous office expenses; brokerage commissions; custodian fees; legal and accounting fees; and taxes. The Fund shall bear all of its own organizational costs.

                                  Directors, officers and employees of the
Investment Manager may be directors, officers and employees of other funds which have the same Investment Manager. Directors, officers and employees of the Investment Manager who are directors, officers and/or employees of the Fund shall not receive any compensation from the Fund for acting in such dual capacity.

                                  In the conduct of the respective business
of the parties hereto and in the performance of this Agreement, the Fund and Investment Manager may share facilities common to each, with appropriate proration of expenses between them, except that all executive salaries and executive expenses and office rent of the Fund shall be paid by the Investment Manager.

                                  3. (a)  Subject to the primary objective of
obtaining the best available prices and execution, the Investment Manager may place orders for the purchase and sale of portfolio securities with broker/dealers who provide statistical, factual and financial information and services to the Fund, to the Investment Manager, or to any other fund for which the Investment Manager provides investment advisory services. Broker/dealers who sell shares of the funds of which Delaware Management Company, Inc. is Investment Manager, shall only receive orders for the purchase or sale of portfolio securities to the extent that the placing of such orders is in compliance with the Rules of the Securities and Exchange Commission and the National Association of Securities Dealers, Inc.

                                    (b)  Notwithstanding the provisions of
subparagraph (a) above and subject to such policies and procedures as may be adopted by the Board of Directors and officers of the Fund, the Investment Manager may ask the Fund, and the Fund may agree, to pay a member of an exchange, broker or dealer, an amount of commission for effecting a securities transaction in excess of the amount of commission another member of an exchange, broker or dealer would have charged for effecting that transaction, in such instances where it, and the Investment Manager, have determined in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such member, broker or dealer, viewed in terms of either that particular transaction or the Investment Manager's overall responsibilities with respect to the Fund and to other funds for which the Investment Manager exercises investment discretion.

          4. As compensation for the services to be rendered to the Fund by the Investment Manager under the provisions of this Agreement, the Fund shall pay to the Investment Manager monthly from the Series' assets a fee equal to one-twentieth of one percent (the equivalent of six-tenths of one percent per annum) of the daily average net assets of the Series during the month, less the Series proportionate part of all fees paid to members of the Board of Directors of the Fund during the same period based on the number of publicly offered Series of the Fund.

          If this Agreement is terminated prior to the end of the calendar month, the management fee shall be prorated for the portion of any month in which this Agreement is in effect according to the proportion which the number of calendar days during which the Agreement is in effect bears to the number of calendar days in the month, and shall be payable within 10 days after the date of termination.

          5. The services to be rendered by the Investment Manager to the Fund under the provisions of this Agreement are not to be deemed to be exclusive, and the Investment Manager shall be free to render similar or different services to others so long as its ability to render the services provided for in this Agreement shall not be impaired thereby.

          6. The Investment Manager, its directors, officers, employees, agents and shareholders may engage in other businesses, may render investment advisory services to other investment companies, or to any other corporation, association, firm or individual, and may render underwriting services to the Fund or to any other investment company, corporation, association, firm or individual.

          7. In the absence of willful misfeasance, bad faith, gross negligence, or a reckless disregard of the performance of duties of the Investment Manager to the Fund, the Investment

Manager shall not be subject to liabilities to the Fund or to any shareholder of the Fund for any action or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security, or otherwise.

          8. This Agreement shall be executed and become effective as of the date written below if approved by the vote of a majority of the outstanding voting securities of the Series. It will continue in effect for a period of two years. It shall be renewed thereafter only so long as such renewal and continuance is specifically approved at least annually by the Board of Directors or by vote of a majority of the outstanding voting securities of the Series and only if the terms and the renewal hereof have been approved by the vote of a majority of the Directors of the Fund who are not parties hereto or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval. No amendment to this Agreement shall be effective unless the terms thereof have been approved by the vote of a majority of the outstanding voting securities of the Series and by the vote of a majority of Directors of the Fund who are not parties to the Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval. Notwithstanding the foregoing, this Agreement may be terminated by the Fund at any time, without the payment of a penalty, on sixty days' written notice to the Investment Manager of the Fund's intention to do so, pursuant to action by the Board of Directors of the Fund or pursuant to vote of a majority of the outstanding voting securities of the Series. The Investment Manager may terminate this Agreement at any time, without the payment of penalty on sixty days' written notice to the Fund of its intention to do so. Upon termination of this Agreement, the obligations of all the parties hereunder shall cease and terminate as of the date of such termination, except for any obligation to respond for a breach of this Agreement committed prior to such termination, and except for the obligation of the Fund to pay to the Investment Manager the fee provided in Paragraph 4 hereof, prorated to the date of termination. This Agreement shall automatically terminate in the event of its assignment.

          9. The Agreement shall extend to and bind the heirs, executors, administrators and successors of the parties hereto.

          10. For the purposes of this Agreement, the terms "vote of a majority of the outstanding voting securities"; "interested persons"; and "assignment" shall have the meanings defined in the Investment Company Act of 1940.

                                        IN WITNESS WHEREOF, the parties hereto
have executed this Agreement by having it signed by their duly authorized officers as of the 3rd day of April, 1995.

                                          DELAWARE GROUP TAX-FREE FUND, INC.
                                          for the INSURED SERIES

Attest:/s/Eric E. Miller          By:  /s/Brian F. Wruble
       -----------------               ------------------
       Eric E. Miller                  Brian F. Wruble

                      DELAWARE MANAGEMENT COMPANY, INC.



Attest:/s/Richelle S. Maestro     By:  /s/Wayne A. Stork
       ----------------------          -----------------
       Richelle S. Maestro             Wayne A. Stork

                       DELAWARE GROUP TAX-FREE FUND, INC.

                     TAX-FREE USA INTERMEDIATE FUND SERIES

                        INVESTMENT MANAGEMENT AGREEMENT


                                        AGREEMENT, made by and between DELAWARE
GROUP TAX-FREE FUND, INC., a Maryland corporation (the "Fund"), for the TAX-FREE USA INTERMEDIATE FUND SERIES (the "Series"), and DELAWARE MANAGEMENT COMPANY, INC. (the "Investment "Manager"), a Delaware corporation.

                              W I T N E S S E T H:

                                        WHEREAS, the Fund has been organized
and operates as an investment company registered under the Investment Company Act of 1940 and engages in the business of investing and reinvesting its assets in securities; and

                                        WHEREAS, the Investment Manager is a
registered Investment Adviser under the Investment Advisers Act of 1940 and engages in the business of providing investment management services; and

                                        WHEREAS, the indirect parent company of
the Investment Manager completed on the date of this Agreement a merger transaction which resulted in a change of control of the Investment Manager and an automatic termination of the previous Investment Management Agreement for the Series dated as of the 10th day of November, 1992; and

                                        WHEREAS, the Board of Directors of the
Fund and shareholders of the Series have determined to enter into a new

Investment Management Agreement with the Investment Manager to be effective as of the date hereof.

                                        NOW, THEREFORE, in consideration of the
mutual covenants herein contained, and each of the parties hereto intending to be legally bound, it is agreed as follows:

                                        1.      The Fund hereby employs the
Investment Manager to manage the investment and reinvestment of the Series' assets and to administer its affairs, subject to the direction of the Board and officers of the Fund for the period and on the terms hereinafter set forth.
The Investment Manager hereby accepts such employment and agrees during such period to render the services and assume the obligations herein set forth for the compensation herein provided. The Investment Manager shall, for all purposes herein, be deemed to be an independent contractor, and shall, unless otherwise expressly provided and authorized, have no authority to act for or represent the Fund in any way, or in any way be deemed an agent of the Fund. The Investment Manager shall regularly make decisions as to what securities to purchase and sell on behalf of the Series, shall effect the purchase and sale of investments in furtherance of the Series' objectives and policies and shall furnish the Board of Directors of the Fund with such information and reports regarding the Series' investments as the Investment Manager deems appropriate or as the Directors of the Fund may reasonably request.

                                        2.      The Fund shall conduct its own
business and affairs and shall bear the expenses and salaries necessary and incidental thereto including, but not in limitation of the foregoing, the costs incurred in: the maintenance of its corporate existence; the maintenance of its own books, records and procedures; dealing with its own shareholders; the payment of dividends; transfer of stock, including issuance, redemption and repurchase of shares; preparation of share certificates; reports and notices to shareholders; calling and holding of shareholders' meetings; miscellaneous office expenses; brokerage commissions; custodian fees; legal and accounting fees; and taxes. The Fund shall bear all of its own organizational costs.

                                        Directors, officers and employees of
the Investment Manager may be directors, officers and employees of the funds of which Delaware Management Company, Inc. is Investment Manager. Directors, officers and employees of the Investment Manager who are directors, officers and/or employees of the funds shall not receive any compensation from the funds for acting in such dual capacity.

                                        In the conduct of the respective
businesses of the parties hereto and in the performance of this Agreement, the Fund and Investment Manager may share facilities common to each, with appropriate proration of expenses between them, except that all executive salaries and executive expenses and office rent of the Fund shall be paid by the Investment Manager.

                                        3.      (a)       The Fund shall place
and execute its own orders for the purchase and sale of portfolio securities with broker/dealers. Subject to the primary objective of obtaining the best available prices and execution, the Fund will place orders for the purchase and sale of portfolio securities with such broker/dealers selected from among those designated from time to time by the Investment Manager, who provide statistical, factual and financial information and services to the Fund, to the Investment Manager, or to any other Fund for which the Investment Manager provides investment advisory services and/or with broker/dealers who sell shares of the Fund or who sell shares of any other fund for which the Investment Manager provides investment advisory services. Broker/dealers who sell shares of the funds of which Delaware Management Company, Inc. is Investment Manager, shall only receive orders for the purchase or sale of portfolio securities to the extent that the placing of such orders is in compliance with the Rules of the Securities and Exchange Commission and the National Association of Securities Dealers, Inc.

                                        (b)     Notwithstanding the provisions
of subparagraph (a) above and subject to such policies and procedures as may be adopted by the Board of Directors and officers of the Fund, the Investment Manager may ask the Fund, and the Fund may agree, to pay a member of an exchange, broker or dealer an amount of commission for effecting a securities transaction in excess of the amount of commission another member of an exchange, broker or dealer would have charged for effecting that transaction, in such instances where it, and the Investment Manager, have determined in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such member, broker or dealer, viewed in terms of either that particular transaction or the Investment Manager's overall responsibilities with respect to the Fund and to other funds for which the Investment Manager exercises investment discretion.

                                        4.      As compensation for the
services to be rendered to the Fund by the Investment Manager under the provisions of this Agreement, the Fund shall pay to the Investment Manager monthly from the Series' assets a fee based on the daily average net assets of the Series during the month. Such fee shall be calculated in accordance with the following schedule, less the Series' proportionate part of all fees paid to members of the Board of Directors of the Fund during the same period based on the number of publicly offered series of the Fund.

<Capiton>

Monthly Rate                 Equivalent Annual Rate               Average Daily Net Assets
------------                 ----------------------               ------------------------
5/120 of 1%                        .500%                              All Series Assets

                                        If this Agreement is terminated prior
to the end of any calendar month, the management fee shall be prorated for the portion of any month in which this Agreement is in effect according to the proportion which the number of calendar days during which the Agreement is in effect bears to the number of calendar days in the month, and shall be payable within 10 days after the date of termination.

                                        5.      The services to be rendered by
the Investment Manager to the Fund under the provisions of this Agreement are not to be deemed to be exclusive, and the Investment Manager shall be free to render similar or different services to others so long as its ability to render the services provided for in this Agreement shall not be impaired thereby.

                                        6.  The Investment Manager, its
directors, officers, employees, agents and shareholders may engage in other businesses, may render investment advisory services to other investment companies, or to any other corporation, association, firm or individual, and may render underwriting services to the Fund or to any other investment company, corporation, association, firm or individual.

                                        7.      In the absence of willful
misfeasance, bad faith, gross negligence, or a reckless disregard of the performance of duties of the Investment Manager to the Fund, the Investment Manager shall not be subject to liabilities to the Fund or to any shareholder of the Fund for any action or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security, or otherwise.

                                        8.      This Agreement shall be
executed and become effective as of the date written below if approved by the vote of a majority of the outstanding voting securities of the Fund. It shall continue in effect for a period of two years from such date and may be renewed thereafter only so long as such renewal and continuance is specifically approved at least annually by the Board of Directors or by vote of a majority of the outstanding voting securities of the Series and only if the terms and the renewal hereof have been approved by the vote of a majority of the Directors of the Fund who are not parties hereto or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval. No amendment to this Agreement shall be effective unless the terms thereof have been approved by the vote of a majority of the outstanding voting securities of the Series and by the vote of a majority of Directors of the Fund who are not parties to the Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval. Notwithstanding the foregoing, this Agreement may be terminated by the Fund at any time, without the payment of a penalty, on sixty days' written notice to the Investment Manager of the Fund's intention to do so, pursuant to action by the Board of Directors of the Fund or pursuant to vote of a majority of the outstanding voting securities of the Series. The Investment Manager may terminate this Agreement at any time, without the payment of penalty on sixty days' written notice to the Fund of its intention to do so. Upon termination of this Agreement, the obligations of all the parties hereunder shall cease and terminate as of the date of such termination, except for any obligation to respond for a breach of this Agreement committed prior to such termination, and except for the obligation of the Fund to pay to the Investment Manager the fee provided in Paragraph 4 hereof, prorated to the date of termination. This Agreement shall automatically terminate in the event of its assignment.

                                        9.      This Agreement shall extend to
and bind the heirs, executors, administrators and successors of the parties hereto.

                                        10.     For the purposes of this
Agreement, the terms "vote of a majority of the outstanding voting securities"; "interested persons"; and "assignment" shall have the meanings defined in the Investment Company Act of 1940.

                                        IN WITNESS WHEREOF, the parties hereto
have executed this Agreement by having it signed by their duly authorized officers as of the 3rd day of April, 1995.


                            DELAWARE GROUP TAX-FREE FUND, INC. for the TAX-FREE USA INTERMEDIATE FUND SERIES



Attest: /s/Eric E. Miller                  By:/s/Brian F. Wruble
        -------------------                   -----------------------
        Eric E. Miller                        Brian F. Wruble





                      DELAWARE MANAGEMENT COMPANY, INC.



Attest:/s/Richelle S. Maestro              By:/s/Wayne A. Stork
       ----------------------                 -----------------
       Richelle S. Maestro                    Wayne A. Stork